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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2002


                                KRAFT FOODS INC.
             (Exact name of registrant as specified in its charter)


          Virginia                    1-16483                52-2284372
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)


      Three Lakes Drive, Northfield, Illinois               60093-2753
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:       (847) 646-2000


         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     Kraft Foods Inc. (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a Prospectus dated April 25, 2002 and a Prospectus Supplement dated May 15, 2002 (Registration No. 333-86478) in connection with the public offering of $1,000,000,000 5 1/4% Notes due 2007 and $1,500,000,000
6 1/4% Notes due 2012 (collectively, the "Notes"). The purpose of this Current Report on Form 8-K (the "Report") is to file with the Commission the Terms Agreement and certain other documents related to such offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. The following documents are filed as part of this Report.

(c)      Exhibits.

1        Terms Agreement dated as of May 15, 2002

4.1(a)   Specimen of 5 1/4% Note due 2007

4.1(b)   Terms of Notes Schedule

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KRAFT FOODS INC.

                                       By: /s/ James P. Dollive
                                          --------------------------------------
                                          Name:  James P. Dollive
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

Date:  May 20, 2002




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                                INDEX TO EXHIBITS

Exhibit
  No.                            Description
-------                          -----------

1                 Terms Agreement dated as of May 15, 2002

4.1(a)            Specimen of 5 1/4% Note due 2007

4.1(b)            Terms of Notes Schedule